Exhibit 10.135

3039 E CORNWALLIS RD
RESEARCH TRIANGLE PARK NC 27709-2195

September 30, 2013

Brocade Communications Systems, Inc.
130 Holger Way
San Jose, CA 95134-1376

Subject: Amendment #23 to Statement of Work #4903RL1112 (“SOW #3” or “SOW”) dated September 30, 2013

This Amendment #23 (“Amendment”) to Statement of Work # 4903RL1112 (“SOW #3” or “SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.

2. Add “Attachment #1, Product Unique Attachment 13” for “ Blackbird 10Gb ScSM for the IBM Flex Systems Chassis.

3. Replace “Attachment 6, Product Part Numbers and Pricing” in its entirety with the attached “Attachment 6, Product Part Numbers and Pricing”.

4. In the preamble, delete the second sentence and replace it with the following:

“This SOW is effective beginning on December 15, 2003 (“Effective Date”) and will remain in effect until December 31, 2016.”

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.

Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1 of 6
Amendment 23	IBM Brocade Confidential

Please have your authorized representative indicate acceptance thereof by signing the Amendment and returning one copy to the attention of Scott Rud. This amendment will be effective when signed by both parties.

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	Brocade Communications Systems, Inc.

By: /s/Ronald Clarke 10/10/13	By: /s/Michael A. Harrison 9-30-13
IBM Signature Date	Brocade Signature Date
Michael A. Harrison
Printed Name	Printed Name
VP, IBM OEM Sales
Title & Organization	Title & Organization

Address: 3039 Cornwallis Rd RTP, NC 27709 USA	Address: 130 Holger Way San Jose, CA 95134-1376 USA

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland, SarL

By: /s/Kevin L McKenna
Authorized Signature Date

Kevin L. McKenna
Printed Name

Brocade Communication Switzerland Sarl
Title & Organization

BROCADE R. Borders /s/R. Borders Legal Approved on 9/30/2013

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2 of 6
Amendment 23	IBM Brocade Confidential

ATTACHMENT #1

PRODUCT UNIQUE ATTACHMENT #13, EFFECTIVE MARCH 14, 2013

1.0    PRODUCT DESCRIPTION

The initial Product offering is a IBM Flex System EN4023 10Gb Scalable Switch. The IBM Flex System EN4023 10Gb Scalable Switch product is the Brocade VDX 2740,  an Ethernet Fabric embedded switch module for the IBM Flex Systems chassis.  Utilizing its integrated Brocade VCS® Fabric technology, this switch can simplify network design and operations for a more automated and efficient network.
The switch offers 42 internal 1/10 Gigabit Ethernet (GbE)KR ports, 14 external 1/10 GbE SFP+ ports, and two 40 GbE QSFP+ ports.

A complete listing of Products, part numbers and prices are listed in Attachment #6, as updated from time to time.

1.1    Additional Description of Products

Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:

•	Blackbird 10Gb ScSM for the IBM PureSystem Chassis Product Requirements Document (“PRD”), filename “Blackbird Phase 1 PRD v1.0.doc”, version 1.0 and any subsequent versions.

2.0    BUYER REQUESTED PRODUCT CHANGES

The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer’s procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.

3.0    PROPRIETARY OWNERSHIP

3.1    Buyer Proprietary Ownership

This section is not applicable.

3.2    Seller’s Proprietary Ownership

Except for the proprietary information provided by Buyer as listed in Section 3.1 above and any Buyer patents that may read on the implementation, Supplier retains all ownership rights it has in Products; this PUA transfers no ownership rights in Products to Buyer.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 3 of 6
Amendment 23	IBM Brocade Confidential

4.0    PART NUMBER UNIQUE TERMS

4.1    Product Price List and Description
See Attachment 6 to SOW #3, Consolidated Price List

4.2    Product Unit Terms and Repair Pricing
See Attachment 6 to SOW #3, Consolidated Price List

5.0    WA FLEXIBILITY

Number of Days prior to a WA Scheduled Delivery Date	Increase of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Cancellation of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Rescheduling of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)
Less than [**] days	As mutually agreed upon	0	0
From [**] days to [**] days	[**]	[**]	[**]
From [**] days to [**] days	[**]	[**]	[**]
More than [**] days	[**]	[**]
While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.

6.0    SUPPLIER PRODUCT WITHDRAWAL

Supplier will provide Buyer with [**] days’ written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] days from the receipt of Supplier’s notice of End of Life. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] days prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. However, Buyer shall provide to Supplier last-time buy purchase FRU forecast [**] days prior to the End of Life date (last date of manufacture or sales/distribution date) and shall provide a non-cancelable WA for [**]-percent ([**]%) of the total last time buy FRU forecast. Such purchases which may be rescheduled will be delivered upon Buyer’s request during the [**] year term. For delivery requests outside of the Notice Period or order requests after Buyer’s last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer’s request(s).

7.0    SUPPLY OF PRODUCTS

Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO, Buyer’s only obligation is to pay for Products already delivered at the time of Buyer’s cancellation notice.

8.0    COMMUNICATIONS

All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 4 of 6
Amendment 23	IBM Brocade Confidential

8.1    Business Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

8.2    Technical Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

8.3    Legal Coordinators

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)
E-mail	[**]	E-mail	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 5 of 6
Amendment 23	IBM Brocade Confidential

ATTACHMENT 6

PRODUCT PART NUMBERS AND PRICING

(see following pages)

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 6 of 6
Amendment 23	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
2GBit/sec Software Products (Refer to EOL section for Switch Module)
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2GBit/sec Software Products - Intel (Refer to EOL section for Switch Module)
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
4GBit/sec Software & POD Products (Refer to EOL section for Switch Module)
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8GBit/sec Products (Brocade 8Gb Fibre Channel Switch Module)
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 3
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
16GBit/sec Products (Brocade 16Gb Fibre Channel Switch Module)
Brocade 16Gb FC Switch Module
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Optional Software (Features on Demand)
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Brocade 16Gb FC 24p Switch Module Bundle
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 4
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
FCoE Switch Module
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IBM Flex System EN4023 10Gb Scalable Switch
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 5
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
Brocade 4Gb FC Single & Dual port HBA for System x
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
Brocade 8Gb FC Single & Dual port HBA for System x
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
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Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
Brocade 16Gb Fibre Channel Host Bus Adapter
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Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
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Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter
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Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
Brocade 16Gb Fibre Channel Mid-Mezzanine Adapter
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Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 6
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
Brocade 2-port Converged Network Adapter (CFFh) for IBM BladeCenter
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 7
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
4Gb TRANSCEIVERS
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8Gb TRANSCEIVERS (Reference EOL Section for Transceivers)
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16Gb TRANSCEIVERS
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10Gb TRANSCEIVERS
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

REPAIR - SWITCH MODULES
Buyer P/N	Supplier P/N	Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module) - END OF LIFE
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4GBit/sec Products (Brocade 4Gb Fibre Channel Switch Module) - END OF LIFE
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
8GBit/sec Products (Brocade 8Gb Fibre Channel Switch Module)
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[**]	[**]	[**]	[**]	[**]
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16GBit/sec Products (Brocade 16Gb Fibre Channel Switch Module)
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[**]	[**]	[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer P/N	Supplier P/N	Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
FCoE Switch Module
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
IBM Flex System EN4023 10Gb Scalable Switch
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*Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived "dead on arrival"

Buyer P/N	Supplier P/N	Description		Repair Price (USD)*
8GBit/sec Products (for DOA purposes ONLY - NOT orderable by buyer)
[**]	[**]	[**]		[**]
[**]	[**]	[**]		[**]
[**]	[**]	[**]		[**]
IBM Flex System EN4023 10Gb Scalable Switch (for DOA purposes ONLY - NOT orderable by buyer)
[**]	[**]	[**]		[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

REPAIR - ADAPTERS
Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
Brocade 4Gb FC Single & Dual port HBA for System x *
[**]	[**]	[**]	[**]	[**]
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Brocade 8Gb FC Single & Dual port HBA for System x *
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[**]	[**]	[**]	[**]	[**]
Brocade 16Gb Fibre Channel Host Bus Adapter
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[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
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Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter
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[**]	[**]	[**]	[**]	[**]
Brocade 16Gb Fibre Channel Mid-Mezzanine Adapter
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
* Products listed are replacement only as covered by the warranties in the agreement.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x*
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
Brocade 2-port Converged Network Adapter (CFFh) for IBM BladeCenter
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
* Products listed are replacement only as covered by the warranties in the agreement.

The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived "dead on arrival"

Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter (for DOA purposes only - NOT orderable by buyer)
[**]	[**]	[**]	[**]	[**]
Brocade 16Gb Fibre Channel Host Bus Adapter (for DOA purposes only - NOT orderable by buyer)
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

REPAIR - TRANSCEIVERS
Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
4Gb TRANSCEIVERS
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8Gb TRANSCEIVERS
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16Gb TRANSCEIVERS
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10Gb TRANSCEIVERS
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* Products listed are replacement only as covered by the warranties in the agreement.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

END OF LIFE PRODUCTS ONLY (SWITCH MODULES)
Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module) - END OF LIFE
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module / INTEL) - END OF LIFE
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
4GBit/sec Products (Brocade 4Gb Fibre Channel Switch Module) - END OF LIFE
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 3
Amendment 23 - Attachment 6	IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 23 - ATTACHMENT 6
Date: SEPTEMBER 26, 2013 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

END OF LIFE PRODUCTS ONLY (TRANSCEIVERS)
Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
8Gb TRANSCEIVERS
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 23 - Attachment 6	IBM Brocade Confidential